UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 2, 2005
                                                            -----------

                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-9390                   95-2698708
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 (State or other jurisdiction     (Commission              (I.R.S. Employer
      of incorporation)           File Number)           Identification Number)


   9330 BALBOA AVENUE, SAN DIEGO, CA                        92123
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(Address of principal executive offices)                  (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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           APPOINTMENT OF PRINCIPAL OFFICERS
           ---------------------------------

     Jack in the Box Inc. announced that Robert J. Nugent will retire as Chief Executive Officer, Chairman of the Board and as a Director of Jack in the Box Inc. effective October 2, 2005. Succeeding Mr. Nugent as Chief Executive Officer and Chairman of the Board will be current Jack in the Box Inc. President and Chief Operating Officer Linda A. Lang. Ms. Lang, 46, has been President, Chief Operating Officer and a Director of Jack in the Box Inc. since November 2003. From July 2002 to November 2003 she was Executive Vice President, from May 2001 to July 2002 she was Senior Vice President of Marketing, and from April 2000 to May 2001 she was Vice President and Regional Vice President for the Southern California Region.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

(C)  EXHIBITS
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The following exhibits are furnished with this report:

           Exhibit No.           Description

              99.1               Press Release dated May 2, 2005




                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             JACK IN THE BOX INC.

                                             By: /s/ JERRY P. REBEL
                                                 ------------------
                                                 Jerry P. Rebel
                                                 Senior Vice President
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)
                                                 (Duly Authorized Signatory)

                                                 Date: May 2, 2005


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